Exhibit 99.1

2021 Annual Meeting of Shareholders June 9, 2021

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2021 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non- GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

3 Overview of 2020 Record Performance Despite COVID-19 Pandemic Growing Sources of Fee Income Significant Increase in Profitability Exceptional Balance Sheet Growth ▪ Total assets increased 58% in FY 2020 ▪ Total loans increased 54% in FY 2020 ▪ Total deposits increased 49% in FY 2020 ▪ Minimal exposure to industries most impacted by the pandemic ▪ Substantially all COVID-19 loan modifications returned to performing status by the end of 2020 ▪ Net charge-offs/average loans of 0.00% in FY 2020 Asset Quality Remained Exceptional ▪ Non-interest income increased 57% in FY 2020 ▪ Investments in mortgage business over past few years positioned MYFW to capitalize on increase in demand in 2020 ▪ Higher volume of mortgage production resulted in significant increase in mortgage profit margins ▪ Net income available to common shareholders of $24.5 million, or $3.08 diluted EPS, in FY 2020, up from $8.0 million, or $1.01 diluted EPS, in FY 2019 ▪ Return on average assets of 1.48% in FY 2020, up from 0.68% in FY 2019 ▪ Return on average shareholders’ equity of 17.29% in FY 2020, up from 6.51% in FY 2019

4 Recent Strategic, Operational, and Financial Highlights ▪ Assisted clients in accessing 677 loans totaling $220.3 million in PPP funding, resulting in significant growth in our commercial client roster ▪ Expanded our presence in the Denver market and strengthened our commercial banking platform with branch acquisition ▪ Continued growing our presence in newer markets with attractive demographics (Vail Valley, Lone Tree, and Broomfield, CO) ▪ Further diversified our loan portfolio away from residential mortgage loans (down to 29.7% of total loans at end of 2020 from 40.2% at end of 2019) ▪ Improved our deposit base with increase in lower-cost commercial deposits ▪ Increased processing capacity of mortgage business to handle higher volumes and continue making a significant contribution to revenue and earnings ▪ Optimized business mix and recognized positive impact on tangible common equity with the sale of the Los Angeles Fixed Income Team (no impact on earnings) ▪ Increased tangible common equity by more than $26 million in 2020, which will support continued organic and acquired growth ▪ Enhanced our Board of Directors with the addition of Scott Mitchell and Julie Courkamp

$4,556 $5,795 $7,602 $10,854 $37,745 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s) (in thousands) 5 Strong Operational and Financial Momentum ▪ Robust balance sheet growth ▪ Higher fee income driven by strengthened mortgage team ▪ Consistent new client acquisition activity driving growth in assets under management ▪ Highly leverageable operating platform driving improved efficiencies ▪ Outstanding asset quality and low credit costs Drivers of Improved Performance (1) See Non-GAAP reconciliation 2016-2020 Pre-Tax, Pre-Provision Income(1)

▪ Highly accretive to earnings ▪ 7-8% accretive in 2020, excluding pre-tax transaction charges(1) ▪ 15-16% accretive in 2021(1) ▪ Acquisition of all of the Denver locations of Simmons Bank (three branches and one loan production office) ▪ Three of the locations were consolidated into an existing First Western branch ▪ Assumed $65.2 million in deposits and $123.8 million in loans related to the acquired locations ▪ Added scale, an attractive client base, and banking talent including new President of Commercial Banking and construction lending expertise ▪ Closed on May 18, 2020 6 Highly Accretive Branch Purchase and Assumption Expanded Denver Presence Transaction Overview Financial Impact (1) Accretive estimates based on December 31, 2019 data

$9.19 $11.14 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $16.44 $17.24 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 MYFW TBV/Share 7 Strong Performance Creating Shareholder Value (1) See Non-GAAP reconciliation TBV/Share(1) Up 88% Since July 2018 IPO

8 Improving Earnings and Strong Asset Quality Drove Outperformance in 2020

Driving Profitable Growth 9

10 Success in Expansion and Acquisition Growth 2006 – 2010 (3) ▪ Boulder, CO ▪ Century City, CA ▪ Scottsdale, AZ 2011 – 2015 (6) ▪ Aspen, CO ▪ DTC/Cherry Hills, CO ▪ Fort Collins, CO ▪ Jackson Hole, WY ▪ Laramie, WY ▪ Phoenix, AZ 2016 – 2021 (4) ▪ Broomfield, CO (2021) ▪ Greenwood Village, CO ▪ Lone Tree, CO ▪ Vail Valley, CO 2002 – 2005 (3) ▪ Cherry Creek, CO ▪ Denver, CO ▪ Northern Colorado, CO 2002 – 2005 (5) ▪ Westcor Insurance Group, Inc. ▪ Poudre River Valley Trust Co. ▪ Sprout & Associates, Inc. ▪ Sterling Partners ▪ Silversmith Financial Corp 2006 – 2010 (4) ▪ Reber/Russell Company ▪ Ryder, Stilwell Inc. ▪ Asset Purchase – Financial Management Advisors, LLC ▪ Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) ▪ Trust Department Assets – First National Bank of Wyoming 2016 – 2021 (2) ▪ Asset Purchase – EMC Holdings, Inc. ▪ Branch Purchase & Assumption from Simmons Bank Office Openings Acquisitions 2002 2021 3 5 6 9 12 10 16 12 ## Total Acquisitions Total Offices

11 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets, e.g. medical and dental practices ▪ Capitalize on growing reputation to attract additional experience commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Lone Tree office opened in 2020 ▪ Built team and revenue base to open office in Broomfield, CO in 2Q21 Continue growing Mortgage business ▪ MLO count increased 24% in 2019-2020 ▪ Added mortgage operations depth, capital markets capabilities in 2020 ▪ Continuing to attract proven MLOs to increase market share Execute on low- risk strategic transactions that add value to the MYFW franchise ▪ Execute on non-dilutive acquisitions (no net growth in total shares outstanding since IPO) ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

12 Accelerating Business Development Trends Capital raised in July 2018 IPO has allowed for increased business development activities $227.9 $268.2 $225.6 $317.9 $691.7 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2016 2017 2018 2019 2020 $44.0 $62.2 $121.6 $149.0 $467.9 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2016 2017 2018 2019 2020 (1) Excluding PPP loans (2) Excluding acquired deposits (in millions) (in millions) New Loan Production(1) Net Deposit Growth(2)

13 Increased Scale and Back-Office Streamlining Driving Improved Efficiencies 90.4% 88.2% 85.4% 80.6% 60.5% 50.0% 60.0% 70.0% 80.0% 90.0% 2016 2017 2018 2019 2020 (1) See Non-GAAP reconciliation Efficiency Ratio(1)

▪ During 2020, expanded commercial banking team and added construction lending expertise ▪ Increase in commercial banking clients contributing to growth in total loans and low-cost deposits while improving overall diversification ▪ Stronger commercial banking platform complements private banking and expanded mortgage capabilities to create a more valuable franchise with additional catalysts for future growth 14 Commercial Banking Driving Growth $626 $659 $837 $958 $977 $400 $600 $800 $1,000 $1,200 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $569 $599 $785 $830 $908 $400 $600 $800 $1,000 $1,200 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 (1) Reflects loans to commercial borrowers across all loan categories excludes SBA PPP loan balances due to their short-term nature. (in millions) (in millions) Up 60% Year-Over-Year Up 56% Year-Over-Year Total Commercial Loans(1) Total Commercial Deposits

15 Non-Mortgage Segment Earnings Growth (1) See Non-GAAP reconciliation $0.78 $1.52 $0.00 $0.50 $1.00 $1.50 $2.00 FY 2019 FY 2020 ▪ Strong balance sheet growth and improving operating leverage creating sustainable path to higher earnings and profitability over long-term ▪ Non-mortgage segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share(1)

Creating Additional Shareholder Value 16

17 2021 Outlook and Priorities ▪ Strong capital generation in 2020 provides support for continued organic and acquisition-related growth ▪ Progress made in strengthening commercial banking capabilities in 2020 creates strong foundation for 2021 growth ▪ Continue expanding commercial banking platform ▪ Capitalize on growing reputation as a differentiated commercial bank to attract additional talent ▪ Use 2nd PPP program to develop new commercial relationships ▪ Add MLOs and operations staff to mortgage business to support continued higher production levels ▪ Continue growing newer offices to move them closer to target profitability ▪ Manage expenses while investing in technology to improve efficiencies, productivity, and client experience ▪ Evaluating additional acquisition opportunities that can add value and accelerate growth ▪ Continue making progress in building First Western into a high performing institution

18 Long-Term Goals to Drive Shareholder Value ▪ Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions ▪ ~50 offices ▪ $7-8 million in revenue per office ▪ 60% contribution margin per office ▪ Build footprint, scale and operating leverage with M&A ▪ Capital and earnings accretive ▪ Create, roll out virtual private bank ▪ Robo advisor tied to bank ▪ “Buy up” into expert advice ▪ Upgrade wealth management platform ▪ Fully integrated front end ▪ Sell wholesale TIM services to other banks Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

Non-GAAP Reconciliations 19

20 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of the Three Months Ended, (Dollars in thousands) June 30, 2018 Sep. 30, 2018 Dec. 31, 2018 March 31, 2019 June 30, 2019 Sep. 30, 2019 Dec. 31, 2019 March 31, 2020 June 30, 2020 Sep. 30, 2020 Dec. 31, 2020 March 31, 2021 Total shareholders' equity $104,958 $114,164 $116,875 $119,668 $122,157 $125,732 $127,678 $128,703 $139,417 $149,576 $154,962 $161,439 Less: Preferred stock (liquidation preference) 24,968 ----------- Goodwill and other intangibles, net 25,584 25,376 25,213 25,040 23,327 19,722 19,714 19,712 24,267 24,263 24,258 24,254 Intangibles held for sale(1) ----- 3,553 3,553 3,000 3,000 3,000 -- Tangible common equity 54,406 88,788 91,662 94,628 98,830 102,457 104,411 105,991 112,150 122,313 130,704 137,185 Common shares outstanding, end of period 5,917,667 7,968,420 7,968,420 7,968,420 7,983,866 7,983,284 7,940,168 7,917,489 7,939,024 7,951,749 7,951,773 7,957,900 Tangible common book value per share $9.19 $11.14 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $16.44 $17.24 Net income available to common shareholders $5,999 Return on tangible common equity (annualized) 17.49% (1) Represents the intangible portion of assets held for sale

21 Non-GAAP Reconciliation Consolidated Efficiency Ratio For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 2020 Non-interest expense $49,823 $49,494 $50,195 $53,784 $59,537 Less: Amortization 747 784 831 374 14 Less: Goodwill impairment --- 1,572 - Less: Provision on other real estate owned ---- 176 Less: Loss on assets held for sale ---- 553 Plus: Gain on sale of LA fixed income team ----(62) Adjusted non-interest expense $49,076 $48,710 $49,364 $51,838 $58,856 Net interest income $24,457 $27,576 $30,624 $32,061 $46,102 Non-interest income 29,922 27,713 27,173 32,577 51,180 Less: Net gain on securities 114 81 - 119 - Less: Net gain on sale of assets --- 183 - Total income $54,265 $55,208 $57,797 $64,336 $97,282 Efficiency ratio 90.4% 88.2% 85.4% 80.6% 60.5% Consolidated Pre-tax, Pre-provision Income For the Twelve Months Ended December 31, (Dollars in thousands) 2016 2017 2018 2019 2020 Net Income, as reported $2,302 $2,023 $5,647 $8,009 $24,534 Provision for loan losses 985 788 180 662 4,682 Income tax (benefit) expense 1,269 2,984 1,775 2,183 8,529 Pre-tax, Pre-provision Income $4,556 $5,795 $7,602 $10,854 $37,745

22 Non-GAAP Reconciliation Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share For The Years Ended December 31, (Dollars in thousands) 2019 2020 Non-Mortgage income before income tax $6,152 $12,086 Mortgage income before income tax 4,040 20,977 Less: Income tax expense 2,183 8,529 Less: Preferred stock dividends -- Net income available to common shareholders $8,009 $24,534 Diluted weighted average shares 7,914,961 7,961,904 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $0.78 $1.52